UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 6, 2010
HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd.,
Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 6, 2010, Harris Corporation, a Delaware corporation (“Harris”), entered into a definitive Share and Business Sale Agreement (the “Agreement”) with Schlumberger B.V., a company incorporated in the Netherlands (the “Seller”). Pursuant to the terms of the Agreement, Harris will acquire the assets of the Global Connectivity Services business of the Schlumberger group (the “Business”) and will assume liabilities related to the Business, with exceptions and subject to certain indemnities as set forth in the Agreement. These exceptions include certain pension and benefits, criminal, and civil liabilities incurred on or prior to closing. These indemnities include indemnities in respect of liabilities in connection with certain excluded contracts or assets and in respect of certain tax, employment, environmental, and product warranty liabilities incurred on or prior to closing, subject in certain cases to certain time, monetary and other limitations on the Seller’s liability in respect thereof as set forth in the Agreement. The purchase price for the Business is $397,500,000 in cash, subject to post-closing adjustments as set forth in the Agreement. The Business provides global communication services for a wide range of customers primarily in the oil and gas industries, including the Schlumberger group. A copy of the press release announcing the acquisition was previously furnished as Exhibit 99.1 to Harris’ Current Report on Form 8-K filed on November 8, 2010.
The closing of the acquisition is conditional upon, among other things: (1) the Norwegian Competition Authority having issued a decision to clear the acquisition or having been deemed to issue such a clearance decision by the expiry of the applicable time limits; (2) the Seller having certified that it has complied with its obligations pursuant to customary negative covenants in relation to the conduct of the Business between the date of the Agreement and closing, except as set forth in the Agreement and, in certain cases, where any non-performance will not have a material adverse effect on the Business taken as a whole; and (3) there has been no material non-compliance by the Seller with its obligation to use all commercially reasonable endeavors to implement or procure the implementation of the transactions and documents required to give effect to the transfer of the Business as soon as reasonably practicable and, in any event, prior to the date falling six months after the date of the Agreement. The acquisition is expected to close in the third quarter of Harris’ fiscal 2011 (the first quarter of calendar 2011). However, there can be no assurances that the conditions to closing set forth in the Agreement will be satisfied or, as the case may be, waived or that closing will occur during the third quarter of Harris’ fiscal 2011, by the date falling six months after the date of the Agreement, or at all.
Harris and the Seller have each made customary warranties, covenants and indemnities in the Agreement including, among others, covenants that (1) between the date of the Agreement and closing, except as set forth in the Agreement, the Seller will operate and carry on the Business as a going concern in all material respects in the ordinary and usual course as carried on at the date of the Agreement, and (2) except as set forth in the Agreement, each of the Seller and Harris shall use all commercially reasonable endeavors to implement or procure the implementation of the transactions and documents required to give effect to the transfer of the Business as soon as reasonably practicable and, in any event, prior to the date falling six months after the date of the Agreement.
No material relationship exists between Harris or its affiliates and the Seller, other than in respect of the Agreement. However, pursuant to the Agreement, Harris and its applicable affiliate(s), on one hand, and the Seller and its applicable affiliate(s), on the other hand, at closing will enter into, among other agreements, (1) master services agreements relating to certain satellite telecommunications services to be provided to members of the Seller’s group by Harris’ group, and (2) a transitional services agreement relating to the provision of certain services by the Seller’s group to Harris’ group.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the

Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. In addition, the warranties, covenants and indemnities made in the Agreement by Harris and the Seller, respectively, are qualified by, and subject to, important exceptions and other limitations agreed by the parties in negotiating the terms and conditions of the Agreement. It is particularly important to note that the warranties were negotiated for the principal purpose of allocating risks between the parties to the Agreement by establishing the scope of indemnities relating to such warranties and not for the purpose of establishing the matters covered as facts. The warranties, covenants and indemnities are subject to contractual standards of materiality that may be very different from those generally applicable to disclosure requirements under the federal securities laws, including for reports and documents filed with the Securities and Exchange Commission (“SEC”), and in respect of the warranties, were qualified by disclosures made by the Seller that are not set forth in the body of the Agreement. The warranties do not purport to be accurate as of the date of filing of this Form 8-K and the subject matter thereof may have changed since the date of the Agreement; any subsequent developments or new information affecting or relating to any of such warranties may not have been described in this Form 8-K. Furthermore, any factual disclosures in the Agreement or this Form 8-K may be supplemented, updated or modified by disclosures contained in, and should be considered in conjunction with, reports and other matters Harris files with, or furnishes to, the SEC or otherwise publicly discloses.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith and incorporated by reference herein:
2.1 Share and Business Sale Agreement, dated as of November 6, 2010, between Schlumberger B.V. and Harris Corporation*

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harris hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
November 11, 2010	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Share and Business Sale Agreement, dated as of November 6, 2010, between Schlumberger B.V. and Harris Corporation*

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harris hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.